Exhibit 99.2

Equity Commonwealth
Supplemental Operating
and Financial Information

Second Quarter 2022

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	(312) 646-2801
Suite 2100	ir@eqcre.com
Chicago, IL 60606	www.eqcre.com
(312) 646-2800

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	8
Same Property Results of Operations	10
Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12

Portfolio Information
Property Detail	13
Leasing Summary	14
Capital Summary - Expenditures & Same Property Leasing Commitments	15
Tenants Representing 2.5% or More of Annualized Rental Revenue	16
Same Property Lease Expiration Schedule	17

Additional Support
Common & Potential Common Shares	18
Definitions	19

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to, statements pertaining to our capital resources, portfolio performance, lease expirations schedules, results of operations or anticipated market conditions, including statements regarding the overall impact of COVID-19 and other external factors on the foregoing. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify forward-looking statements by the use of forward-looking terminology, including but not limited to, “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Any forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

COMPANY PROFILE AND INVESTOR INFORMATION
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States.

Same Property Statistics
No. of
Properties	Sq. Feet	% Leased	% Commenced
4	1,507,379	84.8%	82.9%

NYSE Trading Symbols
Common Stock: EQC
Preferred Stock Series D: EQCpD

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Gerald A. Spector
Ellen-Blair Chube	Peter Linneman (Lead Independent Trustee)	James A. Star
Martin L. Edelman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

William H. Griffiths	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com

Certain terms are defined in the definitions section of this document. All financial data included herein is unaudited.

(1)	Any opinions, estimates or forecasts regarding EQC's performance made by these analysts do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

KEY FINANCIAL DATA
(Unaudited, amounts in thousands, except per share data)

	As of and for the Three Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
OPERATING INFORMATION
Ending property count	4	4	4	4	4
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	84.8%	83.3%	82.3%	82.5%	83.1%
Percent commenced	82.9%	79.5%	79.2%	78.6%	79.6%
Net income (loss) attributable to EQC common shareholders	$899	$(695)	$(3,631)	$(4,805)	$(3,933)
Adjusted EBITDAre (1)	7,266	5,725	2,792	1,806	2,523
SAME PROPERTY OPERATING INFORMATION
Ending square footage	1,507	1,507	1,507	1,507	1,507
Percent leased	84.8%	83.3%	82.3%	82.5%	83.1%
Percent commenced	82.9%	79.5%	79.2%	78.6%	79.6%
Same Property NOI (1)	$8,976	$10,454	$7,701	$7,791	$8,309
Same Property Cash Basis NOI (1)	8,699	10,139	7,363	7,375	7,748
Same Property NOI margin	57.8%	62.1%	53.6%	56.1%	55.9%
Same Property Cash Basis NOI margin	57.0%	61.4%	52.5%	54.8%	54.1%
SHARES OUTSTANDING AND PER SHARE DATA(2)
Shares Outstanding at End of Period
Common shares outstanding	111,242	112,670	115,206	121,511	121,940
Dilutive restricted share units (RSUs), Operating Partnership Units, and LTIP Units (2)	1,741	822	933	1,039	1,012
Preferred shares outstanding (3)	4,915	4,915	4,915	4,915	4,915
Weighted Average Shares Outstanding - GAAP
Basic (4)	112,005	113,740	119,285	122,190	122,189
Diluted (4)	113,380	113,740	119,285	122,190	122,189
BALANCE SHEET
Total assets	$2,968,480	$3,000,018	$3,081,383	$3,244,603	$3,256,268
Total liabilities	22,658	19,751	26,113	32,769	24,432
MARKET CAPITALIZATION
Market value of preferred shares	$128,090	$135,414	$145,981	$152,813	$158,024
Market value of diluted common shares	3,110,422	3,201,609	3,008,000	3,183,849	3,221,342
Total Market Capitalization	$3,238,512	$3,337,023	$3,153,981	$3,336,662	$3,379,366

(1)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure herein.
(2)	Restricted share units (RSUs) and LTIP Units are equity awards that contain both service and market-based vesting components. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and LTIP Units and their impact on weighted average shares outstanding.
(3)	As of June 30, 2022, we had 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares. The series D preferred shares are anti-dilutive for GAAP EPS for all periods presented. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.
(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, amounts in thousands, except share data)

	June 30, 2022	December 31, 2021
ASSETS
Real estate properties:
Land	$44,060	$44,060
Buildings and improvements	363,990	362,042
	408,050	406,102
Accumulated depreciation	(163,451)	(156,439)
	244,599	249,663
Cash and cash equivalents	2,691,503	2,800,998
Rents receivable	15,960	15,549
Other assets, net	16,418	15,173
Total assets	$2,968,480	$3,081,383

LIABILITIES AND EQUITY
Accounts payable, accrued expenses and other	$18,619	$19,762
Rent collected in advance	2,763	3,986
Distributions payable	1,276	2,365
Total liabilities	$22,658	$26,113

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6.50% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 111,241,842 and 115,205,818 shares issued and outstanding, respectively	1,112	1,152
Additional paid in capital	4,018,440	4,128,656
Cumulative net income	3,802,750	3,798,552
Cumulative common distributions	(4,281,442)	(4,281,195)
Cumulative preferred distributions	(721,694)	(717,700)
Total shareholders’ equity	2,938,429	3,048,728
Noncontrolling interest	7,393	6,542
Total equity	$2,945,822	$3,055,270
Total liabilities and equity	$2,968,480	$3,081,383

ADDITIONAL BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	June 30, 2022	December 31, 2021
Additional Balance Sheet Information

Straight-line rents receivable	$15,230	$15,140
Accounts receivable	730	409
Rents receivable	$15,960	$15,549

Capitalized lease incentives, net	$1,624	$1,306
Deferred leasing costs, net	10,565	10,394
Other	4,229	3,473
Other assets, net	$16,418	$15,173

Accounts payable	$2,588	$2,696
Accrued taxes	6,812	6,328
Accrued capital expenditures	315	509
Accrued leasing costs	712	154
Security deposits	2,872	2,192
Other accrued liabilities	5,320	7,883
Accounts payable, accrued expenses and other	$18,619	$19,762

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenues:
Rental revenue	$14,426	$14,114	$30,266	$28,283
Other revenue (1)	1,115	761	1,961	1,443
Total revenues	$15,541	$14,875	$32,227	$29,726

Expenses:
Operating expenses	$6,592	$6,588	$11,125	$13,209
Depreciation and amortization	4,313	4,432	8,725	8,783
General and administrative	7,646	7,390	15,648	23,119
Total expenses	$18,551	$18,410	$35,498	$45,111

Interest and other income, net	5,963	1,626	7,537	3,469
Income (loss) before income taxes	2,953	(1,909)	4,266	(11,916)
Income tax expense	(50)	(31)	(58)	(62)
Net income (loss)	$2,903	$(1,940)	$4,208	$(11,978)
Net (income) loss attributable to noncontrolling interest	(7)	4	(10)	24
Net income (loss) attributable to Equity Commonwealth	$2,896	$(1,936)	$4,198	$(11,954)
Preferred distributions	(1,997)	(1,997)	(3,994)	(3,994)
Net income (loss) attributable to Equity Commonwealth common shareholders	$899	$(3,933)	$204	$(15,948)

Weighted average common shares outstanding — basic (2)	112,005	122,189	112,868	122,096
Weighted average common shares outstanding — diluted (2)	113,380	122,189	113,785	122,096

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.01	$(0.03)	$0.00	$(0.13)
Diluted	$0.01	$(0.03)	$0.00	$(0.13)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Three Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$14,426	$15,840	$13,503	$13,141	$14,114
Other revenue (1)	1,115	846	892	740	761
Operating expenses	(6,592)	(4,533)	(6,582)	(6,102)	(6,588)
NOI	$8,949	$12,153	$7,813	$7,779	$8,287
Straight-line rent adjustments	(100)	10	(130)	(409)	(561)
Lease termination fees	(177)	(325)	(209)	(7)	—
Cash Basis NOI	$8,672	$11,838	$7,474	$7,363	$7,726
Cash Basis NOI from non-same properties (2)	27	(1,699)	(111)	12	22
Same Property Cash Basis NOI	$8,699	$10,139	$7,363	$7,375	$7,748
Non-cash rental income and lease termination fees from same properties	277	315	338	416	561
Same Property NOI	$8,976	$10,454	$7,701	$7,791	$8,309

Reconciliation of Same Property NOI to GAAP Net Income (Loss):
Same Property NOI	$8,976	$10,454	$7,701	$7,791	$8,309
Non-cash rental income and lease termination fees from same properties	(277)	(315)	(338)	(416)	(561)
Same Property Cash Basis NOI	$8,699	$10,139	$7,363	$7,375	$7,748
Cash Basis NOI from non-same properties (2)	(27)	1,699	111	(12)	(22)
Cash Basis NOI	$8,672	$11,838	$7,474	$7,363	$7,726
Straight-line rent adjustments	100	(10)	130	409	561
Lease termination fees	177	325	209	7	—
NOI	$8,949	$12,153	$7,813	$7,779	$8,287
Depreciation and amortization	(4,313)	(4,412)	(4,403)	(4,588)	(4,432)
General and administrative	(7,646)	(8,002)	(6,753)	(7,572)	(7,390)
Interest and other income, net	5,963	1,574	1,732	1,599	1,626
Income (loss) before income taxes	$2,953	$1,313	$(1,611)	$(2,782)	$(1,909)
Income tax expense	(50)	(8)	(26)	(32)	(31)
Net income (loss)	$2,903	$1,305	$(1,637)	$(2,814)	$(1,940)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(Unaudited, amounts in thousands)

	For the Six Months Ended June 30,
	2022	2021
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental revenue	$30,266	$28,283
Other revenue (1)	1,961	1,443
Operating expenses	(11,125)	(13,209)
NOI	$21,102	$16,517
Straight-line rent adjustments	(90)	(868)
Lease termination fees	(502)	—
Cash Basis NOI	$20,510	$15,649
Cash Basis NOI from non-same properties (2)	(1,672)	(102)
Same Property Cash Basis NOI	$18,838	$15,547
Non-cash rental income and lease termination fees from same properties	592	868
Same Property NOI	$19,430	$16,415

Reconciliation of Same Property NOI to GAAP Net Income (Loss):
Same Property NOI	$19,430	$16,415
Non-cash rental income and lease termination fees from same properties	(592)	(868)
Same Property Cash Basis NOI	$18,838	$15,547
Cash Basis NOI from non-same properties (2)	1,672	102
Cash Basis NOI	$20,510	$15,649
Straight-line rent adjustments	90	868
Lease termination fees	502	—
NOI	$21,102	$16,517
Depreciation and amortization	(8,725)	(8,783)
General and administrative	(15,648)	(23,119)
Interest and other income, net	7,537	3,469
Income (loss) before income taxes	$4,266	$(11,916)
Income tax expense	(58)	(62)
Net income (loss)	$4,208	$(11,978)

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
(2)	Cash Basis NOI from non-same properties for all periods presented includes the operations of disposed properties.

SAME PROPERTY RESULTS OF OPERATIONS
(Unaudited, dollars and square feet in thousands)

	As of and for the Three Months Ended June 30,			As of and for the Six Months Ended June 30,
	2022	2021	% Change	2022	2021	% Change
Properties	4	4		4	4
Square Feet	1,507	1,507		1,507	1,507
% Leased	84.8%	83.1%	1.7%	84.8%	83.1%	1.7%
% Commenced	82.9%	79.6%	3.3%	82.9%	79.6%	3.3%

Rental revenue	$14,149	$13,553	4.4%	$29,823	$27,272	9.4%
Other revenue (1)	1,115	761	46.5%	1,951	1,443	35.2%
Straight-line rent adjustment	100	561		90	868
Lease termination fees	177	—		502	—
Total revenue	15,541	14,875	4.5%	32,366	29,583	9.4%
Operating expenses	(6,565)	(6,566)	0.0%	(12,936)	(13,168)	(1.8)%
NOI	$8,976	$8,309	8.0%	$19,430	$16,415	18.4%
NOI Margin	57.8%	55.9%		60.0%	55.5%

Straight-line rent adjustment	$(100)	$(561)		$(90)	$(868)
Lease termination fees	(177)	—		(502)	—
Cash Basis NOI	$8,699	$7,748	12.3%	18,838	15,547	21.2%
Cash Basis NOI Margin	57.0%	54.1%		59.3%	54.1%

(1)	Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.

CALCULATION OF EBITDA, EBITDAre, AND ADJUSTED EBITDAre
(Unaudited, amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Net income (loss)	$2,903	$(1,940)	$4,208	$(11,978)
Income tax expense	50	31	58	62
Depreciation and amortization	4,313	4,432	8,725	8,783
EBITDA and EBITDAre	$7,266	$2,523	$12,991	$(3,133)
Adjustments to EBITDAre:
Executive severance expense	—	—	—	7,107
Adjusted EBITDAre	$7,266	$2,523	$12,991	$3,974

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(Unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Calculation of FFO
Net income (loss)	$2,903	$(1,940)	$4,208	$(11,978)
Real estate depreciation and amortization	4,273	4,385	8,646	8,686
FFO attributable to Equity Commonwealth	7,176	2,445	12,854	(3,292)
Preferred distributions	(1,997)	(1,997)	(3,994)	(3,994)
FFO attributable to EQC common shareholders and unitholders	$5,179	$448	$8,860	$(7,286)

Calculation of Normalized FFO
FFO attributable to EQC common shareholders and unitholders	$5,179	$448	$8,860	$(7,286)
Straight-line rent adjustments	(100)	(561)	(90)	(868)
Executive severance expense	—	—	—	7,107
Normalized FFO attributable to EQC common shareholders and unitholders	$5,079	$(113)	$8,770	$(1,047)

Weighted average common shares and units outstanding -- basic FFO (1)	112,282	122,433	113,140	122,340
Weighted average common shares and units outstanding -- diluted FFO (1)	113,657	122,935	114,057	122,340
Weighted average common shares and units outstanding -- basic Normalized FFO (1)	112,282	122,433	113,140	122,340
Weighted average common shares and units outstanding -- diluted Normalized FFO (1)	113,657	122,433	114,057	122,340
FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.05	$0.00	$0.08	$(0.06)
FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.05	$0.00	$0.08	$(0.06)
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- basic	$0.05	$(0.00)	$0.08	$(0.01)
Normalized FFO attributable to EQC common shareholders and unitholders per share and unit -- diluted	$0.04	$(0.00)	$0.08	$(0.01)

(1)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the three months ended June 30, 2022 and 2021 include 277 and 244 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only). Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic for the six months ended June 30, 2022 and 2021 include 272 and 244 LTIP/Operating Partnership Units, respectively, that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares and units outstanding.

PROPERTY DETAIL
As of June 30, 2022
(Unaudited, sorted by annualized rental revenue, dollars in thousands)

Same Property Portfolio(1)
	Property	City, State	Type	No. of Buildings	Square Feet	% Leased	% Commenced	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired
1	1225 Seventeenth Street	Denver, CO	Office	1	695,372	91.1%	91.1%	$28,425	$175,910	$119,740	2009
	(17th Street Plaza)
2	Bridgepoint Square	Austin, TX	Office	5	440,007	74.8%	68.5%	12,847	102,960	47,274	1997
3	206 East 9th Street	Austin, TX	Office	1	175,510	93.6%	93.6%	9,910	52,150	40,364	2012
	(Capitol Tower)
4	1250 H Street, NW	Washington, D.C.	Office	1	196,490	76.7%	76.7%	8,838	77,030	37,221	1998

	Total Same Properties			8	1,507,379	84.8%	82.9%	$60,020	$408,050	$244,599

(1)	Refer to the definitions section of this document for a description of our same property portfolio.

LEASING SUMMARY
(Unaudited, dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Properties	4	4	4	4	4
Total square feet	1,507	1,507	1,507	1,507	1,507
Percentage leased	84.8%	83.3%	82.3%	82.5%	83.1%
Percentage commenced	82.9%	79.5%	79.2%	78.6%	79.6%

Total Leases
Square feet	34	40	51	9	29
Lease term (years)	6.0	5.2	4.8	3.3	6.5
Starting cash rent	$42.28	$52.73	$56.04	$45.24	$56.43
Percent change in cash rent (1)	4.9%	2.8%	(0.0)%	0.5%	13.2%
Percent change in GAAP rent (1)	9.6%	5.0%	2.8%	0.3%	20.3%
Total TI & LC per square foot (2)	$66.31	$35.71	$36.68	$13.50	$60.47
Total TI & LC per sq. ft. per year of lease term (2)	$10.98	$6.85	$7.71	$4.14	$9.33

Renewal Leases
Square feet	6	30	16	3	21
Lease term (years)	1.3	4.9	4.8	3.3	5.7
Starting cash rent	$41.14	$56.84	$48.78	$45.89	$59.70
Percent change in cash rent (1)	4.9%	2.8%	(1.2)%	1.7%	13.2%
Percent change in GAAP rent (1)	9.6%	5.0%	(5.3)%	(4.9)%	20.3%
Total TI & LC per square foot (2)	$2.22	$40.05	$21.57	$2.67	$43.48
Total TI & LC per sq. ft. per year of lease term (2)	$1.73	$8.11	$4.48	$0.82	$7.57

New Leases
Square feet	28	10	35	6	8
Lease term (years)	7.0	6.0	4.7	3.3	8.5
Starting cash rent	$42.51	$40.84	$59.32	$44.92	$47.49
Percent change in cash rent (1)	—	—	0.5%	(0.4)%	—
Percent change in GAAP rent (1)	—	—	6.4%	4.0%	—
Total TI & LC per square foot (2)	$79.53	$23.12	$43.51	$18.82	$106.93
Total TI & LC per sq. ft. per year of lease term (2)	$11.33	$3.85	$9.21	$5.77	$12.57

The above leasing summary is based on leases executed during the periods indicated and excludes leasing activity for assets during the quarter in which the asset was sold or classified as held for sale. Our same property leasing activity is identical to the information above for all periods presented. Refer to the definitions section of this document for a description of our same property portfolio.

(1)
Percent change in GAAP and cash rents is a comparison of current rent, including estimated tenant expense reimbursements, if any, to the rent, including actual/projected tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. Cash rent during the reporting period is calculated before deducting any initial period free rent. Leasing in suites vacant longer than two years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & SAME PROPERTY LEASING COMMITMENTS
(Unaudited, dollars and square feet in thousands)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Tenant improvements	$1,447	$579	$828	$1,001	$394
Leasing costs	831	590	695	34	501
Building improvements (1)	42	265	336	219	91
Total capital expenditures	$2,320	$1,434	$1,859	$1,254	$986

Average square feet during period	1,507	1,507	1,507	1,507	1,507

Building improvements per average total sq. ft. during period	$0.03	$0.18	$0.22	$0.15	$0.06

CAPITAL SUMMARY	Three Months Ended
SAME PROPERTY LEASING COMMITMENTS	June 30, 2022
	New Leases	Renewal Leases	Total
Square feet leased during the period	28	6	34
Total TI & LC (2)	$2,227	$13	$2,240
Total TI & LC per square foot (2)	$79.53	$2.22	$66.31
Weighted average lease term by square foot (years)	7.0	1.3	6.0
Total TI & LC per square foot per year of lease term (2)	$11.33	$1.73	$10.98

(1)	Tenant-funded capital expenditures are excluded.
(2)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 2.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of June 30, 2022
(Unaudited, square feet in thousands)

	Tenant	Square Feet (1)	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Equinor Energy Services, Inc.	80	6.3%	5.8%	1.5
2	KPMG, LLP	71	5.6%	5.0%	6.9
3	Salesforce.com, Inc.	65	5.1%	5.0%	3.4
4	Wunderman Thompson, LLC (2)	39	3.1%	3.8%	3.2
5	Crowdstrike, Inc.	36	2.8%	3.7%	2.3
6	CBRE, Inc.	40	3.1%	3.4%	5.8
7	RSM US LLP	32	2.5%	3.1%	9.9
8	SonarSource US, Inc.	28	2.2%	2.9%	5.2
9	Alden Torch Financial, LLC	34	2.7%	2.5%	4.7

	Total	425	33.4%	35.2%	4.5

(1)
Square footage as of June 30, 2022 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants.

(2)	Approximately 24,000 square feet of Wunderman Thompson, LLC's space expire in 2027. The remaining 15,000 square feet expire in 2022.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of June 30, 2022
(Unaudited, dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2022	5	60	4.7%	4.7%	$3,362	5.6%	5.6%
2023	19	210	16.4%	21.1%	9,664	16.1%	21.7%
2024	18	227	17.9%	39.0%	10,707	17.9%	39.6%
2025	12	155	12.1%	51.1%	7,048	11.7%	51.3%
2026	8	67	5.2%	56.3%	3,268	5.4%	56.7%
2027	14	176	13.8%	70.1%	8,325	13.9%	70.6%
2028	7	82	6.4%	76.5%	3,635	6.1%	76.7%
2029	7	145	11.3%	87.8%	6,970	11.6%	88.3%
2030	6	87	6.8%	94.6%	2,910	4.8%	93.1%
2031	1	12	0.9%	95.5%	590	1.0%	94.1%
Thereafter	4	57	4.5%	100.0%	3,541	5.9%	100.0%
Total	101	1,278	100.0%		$60,020	100.0%
Weighted average remaining
lease term (in years)		4.0			4.1

(1)
Leased square footage as of June 30, 2022 includes space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, space being fitted out for occupancy pursuant to existing leases, and space which is leased but is not occupied or is being offered for sublease by tenants. The year expiring corresponds to the latest-expiring signed lease for a given suite. Thus, backfilled suites expire in the year stipulated by the new lease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not commenced.

COMMON & POTENTIAL COMMON SHARES
(Unaudited, share amounts in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Weighted Average Share Calculation - GAAP EPS	2022	2021	2022	2021

Weighted average common shares outstanding - basic (1)	112,005	122,189	112,868	122,096
Weighted average dilutive RSUs and maket-based LTIP Units (2)	1,375	—	917	—
Weighted average common shares outstanding - diluted (1)	113,380	122,189	113,785	122,096

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Weighted Average Share and Unit Calculation - FFO and Normalized FFO per share and unit	2022	2021	2022	2021
Weighted average EQC common shares outstanding (1)	112,005	122,189	112,868	122,096
Weighted average Operating Partnership Units outstanding (3)	224	215	223	193
Weighted average time-based LTIP Units (2)(3)	53	29	49	51
Weighted average common shares and units outstanding - basic FFO (1)	112,282	122,433	113,140	122,340
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,375	502	917	—
Weighted average common shares and units outstanding - diluted FFO (1)	113,657	122,935	114,057	122,340

Weighted average common shares and units outstanding - basic Normalized FFO (1)	112,282	122,433	113,140	122,340
Weighted average dilutive RSUs and market-based LTIP Units (2)	1,375	—	917	—
Weighted average common shares and units outstanding - diluted Normalized FFO (1)	113,657	122,433	114,057	122,340

Rollforward of Share Count to June 30, 2022	Series D Preferred Shares (4)	EQC Common Shares (5)
Outstanding on December 31, 2021	4,915	115,206
Repurchase of common shares	—	(4,297)
Share-based compensation grants and vesting, net (6)	—	333
Outstanding on June 30, 2022	4,915	111,242
Common shares issuable from RSUs, Operating Partnership Units, and LTIP Units as measured on June 30, 2022 (2)		1,741
Potential common shares as measured on June 30, 2022 (7)		112,983

(1)
Weighted average common shares outstanding for the three months ended June 30, 2022 and 2021 includes 86 and 266 unvested, earned RSUs, respectively. Weighted average common shares outstanding for the six months ended June 30, 2022 and 2021 includes 124 and 251 unvested, earned RSUs, respectively.

(2)
We have granted RSUs and LTIP Units to certain employees, officers, eligible consultants and trustees. RSUs and market-based LTIP Units contain service and market-based vesting components. Time-based LTIP Units contain service-based vesting components.

(3)
Our calculations of FFO and Normalized FFO attributable to EQC common shareholders and unitholders per share and unit - basic include time-based LTIP Units and Operating Partnership Units that are excluded from the calculation of basic earnings per common share attributable to EQC common shareholders (only).

(4)
As of June 30, 2022, we had 4,915 series D preferred shares that were convertible into 3,237 common shares. The series D preferred shares are antidilutive for GAAP EPS for the three and six months ended June 30, 2022 and 2021. The series D preferred shares are antidilutive for all periods presented with respect to FFO and Normalized FFO per common share and unit.

(5)	EQC common shares include unvested restricted shares.
(6)	This amount is net of forfeitures and shares surrendered to satisfy statutory tax withholding obligations.
(7)
Potential common shares as measured on June 30, 2022 include unvested earned RSUs. The 4,915 series D preferred shares outstanding that were convertible into 3,237 common shares as of June 30, 2022 are excluded.

DEFINITIONS
Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of June 30, 2022, plus estimated recurring expense reimbursements; excludes lease value amortization, straight-line rent adjustments, abated (free) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties, if any, is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets. Tenant-funded capital expenditures are excluded.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDAre and Adjusted EBITDAre
We calculate EBITDA as net income (loss) excluding interest expense, income tax expense and depreciation and amortization.
We calculate EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (Nareit). Nareit defines EBITDAre as net income (loss), calculated in accordance with GAAP, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Our calculation of Adjusted EBITDAre differs from our calculations of EBITDA and EBITDAre because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA, EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures.
We consider EBITDA, EBITDAre and Adjusted EBITDAre to be appropriate measures of our operating performance, along with net income (loss), net income (loss) attributable to EQC common shareholders, and cash flow from operating activities. We believe that EBITDA, EBITDAre and Adjusted EBITDAre provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA, EBITDAre and Adjusted EBITDAre may facilitate a comparison of current operating performance with our past operating performance. EBITDA, EBITDAre and Adjusted EBITDAre do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by Nareit. Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from Nareit’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income (loss), net income (loss) attributable to EQC common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs include leasing commissions (LCs) and related legal expenses.

DEFINITIONS
LTIP Units
LTIP Units are a class of beneficial interests in EQC Operating Trust (the Operating Trust) that may be issued to employees, officers or trustees of the Operating Trust, EQC, or their subsidiaries.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight-line rent adjustments, lease value amortization and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from April 1, 2021 through June 30, 2022. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2021 through June 30, 2022. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income (loss) because they may help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income (loss), net income (loss) attributable to Equity Commonwealth common shareholders or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income (loss), net income (loss) attributable to EQC common shareholders and cash flow from operating activities as presented in our condensed consolidated statements of operations and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations and impairment write-downs, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Operating Partnership Units
Operating Partnership Units are beneficial interests in the Operating Trust.
Other Revenue
Other revenue is primarily comprised of parking revenue that does not represent a component of a lease.
Percentage Commenced
Percentage commenced is the percentage of space subject to leases that have commenced for revenue recognition purposes in accordance with GAAP, which includes the space of tenants in a free rent period.
Percentage Leased
Percentage leased is the percentage of space subject to signed leases.
Rental Revenue
Rental revenue is primarily comprised of minimum lease payments from tenants, including tenant reimbursements. In addition, rental revenue includes lease termination fees and straight-line rent adjustments.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from April 1, 2021 through June 30, 2022. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2021 through June 30, 2022. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.

DEFINITIONS
Total Market Capitalization
Total market capitalization is the market value of preferred shares plus the market value of diluted common shares. The market value of preferred shares is the product of the number of Series D preferred shares outstanding at the end of the period and the closing share price of the Series D preferred shares (EQCpD) at the end of the period. The market value of diluted common shares is the product of the number of diluted common shares outstanding at the end of the period and the closing share price of the common shares (EQC) at the end of the period.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, and impairment write-downs, if any.